UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2009

VIRTUAL RADIOLOGIC CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33815 (Commission File Number)	27-0074530 (I.R.S. Employer Identification No.)

11995 Singletree Lane, Suite 500, Eden Prairie, Minnesota (Address of principal executive offices)	55342 (Zip code)
(952) 595-1100
(Registrant’s telephone number including area code)
Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On June 1, 2009, Virtual Radiologic Corporation received notice that Dr. Sean Casey, the company’s former Chairman and Chief Executive Officer, had terminated his previously announced Rule 10b5-1 sales plan that had been scheduled to commence effective June 1, 2009.
The information in this Current Report on Form 8-K shall be deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2009

VIRTUAL RADIOLOGIC CORPORATION
By:	/s/ Michael J. Kolar
Name:	Michael J. Kolar
Title:	Vice President and General Counsel